Exhibit 10.3

PLACEMENT AGENCY AGREEMENT

March 28, 2025

ThinkEquity LLC

17 State Street, 22nd Floor

New York, NY 10004

Ladies and Gentlemen:

Introductory. This Placement Agency Agreement the (“Agreement”) sets forth the terms upon which ThinkEquity LLC, (“ThinkEquity” or the “Placement Agent”) shall be engaged by Perfect Moment Ltd., a Delaware corporation (the “Company”), to act as the exclusive Placement Agent in connection with the private placement (hereinafter referred to as the “Offering”) of securities of the Company, as more fully described below. Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Securities Purchase Agreement (defined below).

The Offering will consist of an aggregate of up to $10,000,000 shares (the “Shares” or the “Securities”) of the Company’s 12.00% Series AA Convertible Preferred Stock (the “Preferred Stock”), $0.0001 per share, having the rights, preferences and privileges set forth in the Certificate of Designation (as defined below) and convertible in to shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”). Each person desiring to purchase Securities in the Offering will be required to (i) execute and deliver to the Company a fully completed Securities Purchase Agreement; and (ii) transmit the full amount of the purchase price of the Securities subscribed for to the Company, in accordance with the following instructions:

For ACH delivery:

Bank Routing Number: [____________]

Account Number: [____________]

Account Name: [____________]

For Wire Transfers:

Bank Routing Number[____________]

SWIFT Code: [____________]

General Bank Reference Address: [____________]

Account Number: [____________]

Account Name: [____________]

unless the Company and the Investors agree to wire transfer to a separate account specified in writing between the parties.

The terms of the Preferred Stock will be set forth in the Certificate of Designation (the “Certificate of Designation”) to be filed by the Company with the Secretary of State of the State of Delaware as an amendment to the Company’s Certificate of Incorporation. The Securities will be offered and sold to the Investors (as defined below) in the Offering pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”).

The term of the Placement Agent’s exclusive engagement hereunder will be until the earlier of (i) June 7, 2025 and (ii) the completion and consummation of the Offering (the “Offering Period”). The date on which the engagement terminates as referenced in the prior sentence shall be referred to as the “Termination Date.” Notwithstanding anything to the contrary contained herein, the provisions concerning indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under Rule 5110(f)(2)(D) of the Financial Industry Regulatory Authority (“FINRA”), will survive any expiration or termination of this Agreement. The Company may hold the closing at any time after the conditions to closing have been satisfied or, where legally permissible, waived (the “Closing”). Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

The Securities shall be sold to the investors (the “Investors”) named in the securities purchase agreement to be entered into by the Company and the Investors on the date hereof (the “Securities Purchase Agreement”), pursuant to the terms and subject to the conditions contained in the Securities Purchase Agreement on the Closing Date. As used in this Agreement, (i) the term “Offering Documents” means, collectively, this Agreement, the Certificate of Designation, the Securities Purchase Agreement, the Registration Rights Agreement, the Lock-Up Agreements (each as defined in the Securities Purchase Agreement), and each of the other agreements and instruments entered into or delivered in connection with the transactions contemplated hereby and thereby, as may be amended from time to time, and (ii) the term “Think Investors” shall mean those Investors that were introduced to the Company for purposes of participating in the offering by the Placement Agent and that are purchasing Securities pursuant to the Securities Purchase Agreement.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent; Placement Agent Compensation.

(a) On the basis of the representations, warranties and agreements of the Company herein contained and in the Securities Purchase Agreement, and subject to all the terms and conditions of this Agreement between the Company and the Placement Agent, the Placement Agent is appointed as the Company’s exclusive placement agent during the Offering Period. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform the services hereunder diligently and in good faith and in a professional and businesslike manner and to use its reasonable best efforts to assist the Company in finding subscribers of the Securities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, and to complete the Offering. The Placement Agent has no obligation to purchase any of the Securities. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Closing.

(b) As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent a cash fee (the “Cash Fee”) equal to 6.0% of the aggregate purchase price paid by the Think Investors in respect of the Securities at the Closing. The Cash Fee shall be paid on the Closing. The Company also agrees to reimburse (i) the Placement Agent for all reasonable and out-of-pocket expenses incurred in connection with the Placement Agent’s engagement, including reasonable fees and expenses of the Placement Agent’s legal counsel and due diligence analysis up to $125,000 which amount shall be paid at the Closing from the gross proceeds of the sales of the Securities. The Company further agrees that, in addition to the expenses payable pursuant to this Section 1(b), on the Closing Date it shall pay to the Placement Agent, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Securities to the Think Investors.

The Company will issue to the Placement Agent or its designees of warrants, in the form attached hereto as Exhibit A (the “Placement Agent Warrant”), to purchase such number of shares of Common Stock equal to 5% of the shares of Common Stock initially issuable upon conversion in full of Securities purchased by the Think Investors. The Placement Agent’s Warrant and the Common Stock issuable upon exercise thereof are hereinafter referred to together as the “Placement Agent Securities”.

(c) For the avoidance of doubt, the right of first refusal granted to the Placement Agent pursuant to that certain Underwriting Agreement, dated February 12, 2024, remains in full force and effect

(d) The Company hereby acknowledges that (i) the Offering, including the determination of the offering price of the Securities any related discounts, commissions and fees, shall be an arm’s-length commercial transaction between the Company and the Investors, (ii) the Placement Agent will be acting as an independent contractor and will not be the agent or fiduciary of the Company or its shareholders, creditors, employees, the Investors or any other party, (iii) the Placement Agent shall not assume an advisory or fiduciary responsibility in favor of the Company (irrespective of whether the Placement Agent has advised or is currently advising the Company on other matters) and the Placement Agent shall not have any obligation to the Company with respect to the Offering, except as may be set forth expressly herein, (iv) the Placement Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (v) the Placement Agent will not provide any legal, accounting, regulatory or tax advice with respect to the Offering, and the Company shall consult its own legal, accounting, regulatory and tax advisors to the extent it deems appropriate.

(e) The Company is and will be solely responsible for the contents of any and all written or oral communications provided to the Investors regarding the Offering or the Securities; and the Company recognizes that the Placement Agent, in acting pursuant to this Agreement, will be using information provided by the Company and its agents and representatives and the Placement Agent assumes no responsibility for, and may rely, without independent verification, on the accuracy and completeness of any such information.

(f) The Company agrees that any information or advice rendered by the Placement Agent or any of its representatives in connection with this engagement is for the confidential use of the Board of Directors of the Company only and the Company will not, and will not permit any third party to, disclose or otherwise refer to such advice or information, or to the Placement Agent, in any manner without the Placement Agent’s prior written consent.

Section 2. Representations, Warranties and Agreements of the Company.

The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the date of the Closing, as follows, except as otherwise disclosed in the Securities Purchase Agreement or the schedules or exhibits thereto:

(a) Compliance with Applicable Regulations. The Offering Documents have been prepared by the Company in conformity with all applicable laws and in compliance with Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D and the requirements of all other rules and regulations of the Commission relating to offerings of the type contemplated by the Offering and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies the Company that the Securities are to be offered and sold. The Securities will be offered and sold to the Investors in the Offering, and the Placement Agent Securities to be issued to the Placement Agent in the Offering, in each case pursuant to the exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D as a transaction not involving a public offering and the requirements of any other applicable state securities or “Blue Sky” laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Securities are being offered for sale. None of the Company, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, or knows of any reason why any such exemption would be otherwise unavailable to it. None of the Company, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Rule 503 of Regulation D. The Company has not, for a period of six months prior to the commencement of the offer and sale of the Securities sold, offered for sale or solicited any offer to buy any of its securities in a manner that would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Securities pursuant to the Offering Documents, and the issuance of the Placement Agent Securities pursuant to this Agreement and the Placement Agent Warrants in the United States..

(b) No Material Misstatements or Omissions. The SEC Documents (as defined below) do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items made, prepared or supplied by the Company with respect to the Offering and the other transactions contemplated by the Offering Documents contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact which the Company has not disclosed in the SEC Documents or the Offering Documents and of which the Company is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of the Company or (ii) ability of the Company to fully and timely perform its obligations under this Agreement, Placement Agent Warrants and the other Offering Documents (a “Material Adverse Effect”).

(c) Offering Materials. The Company made available to the Placement Agent copies of its most recent Annual Report on Form 10-K filed with the SEC and any other SEC Documents filed subsequent to the end of the fiscal period covered thereby and the Offering Documents (collectively, the “Disclosure Package”). The Company has not distributed and will not distribute, prior to the Closing, any materials in connection with the Offering other than the Disclosure Package.

(d) Incorporation and SEC Filings. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. From January 1, 2022, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”) (all of the foregoing filed prior to the date hereof, including without limitation, Current Reports on Form 8-K filed by the Company with the Commission), and all exhibits and appendices included therein, and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). All such SEC Documents, as at their respective filing dates, complied in all material respects with the requirements of the Exchange Act. There has been no action instigated or, to our knowledge, threatened or otherwise commenced by any applicable regulatory body alleging that, the SEC Documents failed to so comply.

(e) Corporate Authority.

(i) The Company has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted as described in the Disclosure Package, has all the necessary and requisite documents and approvals from any applicable governmental authorities, has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Placement Agent Warrants and the other Offering Documents, to issue, sell and deliver the Securities, and to make the representations in this Agreement and the other Offering Documents accurate and not misleading. Prior to the Closing, this Agreement, the Placement Agent Warrants and each of the other Offering Documents will have been duly authorized by all necessary action of the Company. This Agreement has been duly authorized, executed and delivered and constitutes, and the Placement Agent Warrants and each of the other Offering Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(ii) The Certificate of Designation, the proposed form of which has been furnished to the Placement Agent, has been duly authorized by the Company and will have been duly executed and delivered by the Company and duly filed with the Secretary of State of the State of Delaware before the Closing Date. The holders of the Preferred Stock will have the rights set forth in the Certificate of Designation upon filing of the Certificate of Designation with the Secretary of State of the State of Delaware.

(f) Authorization of Securities. The Securities will be duly authorized, validly issued, fully paid and non-assessable upon payment of the purchase price therefor to the Company in accordance with the terms of the Securities Purchase Agreement, and will have the rights, preferences and priorities set forth in the Company’s Articles of Incorporation (including the Certificate of Designation) (as the same may be amended or restated from time to time, collectively, the “Charter”). The holders of Securities will not be subject to personal liability solely by reason of being such holders. The Placement Agent Warrants have been duly authorized and constitute the valid and binding obligations of the Company to issue the shares of Common Stock upon payment of the exercise price therefor and are enforceable against the Company in accordance with their terms. The shares of Common Stock underlying the Placement Agent Warrants been duly reserved for issuance and, when issued will be duly authorized, validly issued, fully paid and non-assessable upon payment of the purchase price therefor to the Company in accordance with the terms of the Placement Agent Warrants.

(g) No Conflicts. None of the execution and delivery of or performance by the Company under this Agreement, the Placement Agent Securities or any of the other Offering Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under (i) any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, (ii) any term of the Charter or Bylaws of the Company, or (iii) any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets, except in the case of (i) or (iii) above, or could not reasonably be expected to, have a Material Adverse Effect.

(h) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than (i) a Form D with the SEC and any other filings as may be required by any state securities agencies, (ii) such as may be required under applicable state securities or “Blue Sky” laws, and (iii) a supplemental listing application filing with the NYSE American LLC, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement or any of the other Offering Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing shall have been obtained or effected on or prior to the Closing, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Agreement, or the other Offering Documents.

(i) Litigation. Except as set forth in the Securities Purchase Agreement, there is no action, suit, claim, proceeding, hearing, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, any securities of the Company or any of the Company’s officers or directors (in their capacity as such) which is outside of the ordinary course of business or individually or in the aggregate material to the Company or, if determined adversely to the Company or such officer or director, could reasonably be expected to adversely affect the Offering or the enforceability of this Agreement or the other Offering Documents.

(j) Brokers. Except for the Placement Agent, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of the Offering.

(k) No Registration Required Under the Securities Act. Assuming the accuracy of the representations and warranties of the Investors contained in the Securities Purchase Agreement and the compliance of such parties with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities under the Offering Documents, to register the such offerings, issuances and sales under the Securities Act or any state securities or “Blue Sky” laws.

(l) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under United States law or the laws of any state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement and the other Offering Documents or the issuance and sale by the Company of the Securities.

(m) No General Solicitation. Neither the Company nor any of its affiliates have engaged, or will engage, directly or indirectly in any form of “general solicitation” or “general advertising” in connection with the Offering of the Securities (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and the Company has not entered, and will not enter, into any arrangement or agreement with respect to the distribution of the Securities, except for the Offering Documents.

(n) No Integration. Neither the Company nor any of its affiliates has directly or indirectly sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) that is, or would be, integrated with the sale of any of the Securities in a manner that would require the registration of the offering, issuance or sale of any of the Securities under the Securities Act.

(o) Patriot Act Compliance. Neither the issuance and sale of the Securities by the Company nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. The Company is in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(p) No Third Parties. The Company represents to the Placement Agent that the Company has not engaged and is not working with any third party finder in connection with the Offering or the introduction of the Company to the Placement Agent and the Company agrees not to engage, work with or pay fees to any third party finder in connection with the Offering or the introduction of the Company to the Placement Agent. The Company represents and warrants to the Placement Agent that the entry into this Agreement or any other action of the Company in connection with the Offering will not violate any agreement between the Company and any other broker-dealer.

(q) No Disqualification Events. Neither the Company nor any Company Related Persons (as defined below) are subject to any of the disqualifications set forth in Rule 506(d) of Regulation D (each, a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Company Related Person is subject to a Disqualification Event. The Disclosure Package contains a true and complete description of the matters required to be disclosed with respect to the Company and the Company Related Persons pursuant to the disclosure requirements of Rule 506(e) of Regulation D, to the extent applicable. As used herein, “Company Related Persons” means any predecessor of the Company, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any general partner or managing member of the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any “promoter” (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity. The Company will promptly notify the Placement Agent in writing of (1) any Disqualification Event relating to any Company Related Person and (2) any event that would, with the passage of time, become a Disqualification Event relating to any Company Related Person.

(r) Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent in connection herewith or in connection with any Offering shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(s) Disclosure. The representations and warranties of the Company in Section 3.1 of the Securities Purchase Agreement are true and correct as of the date of the Closing. For the benefit of the Placement Agent, the Company hereby incorporates by reference all of its representations and warranties as set forth in Section 3.1 of the Securities Purchase Agreement with the same force and effect as if specifically set forth herein.

In addition, for the benefit of the Placement Agent, each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the Transaction Documents, is hereby incorporated in this Section 2 by reference as though fully restated herein, and each is hereby made to, and in favor of, the Placement Agent.

Section 3. Representations, Warranties and Agreements of Placement Agent.

The Placement Agent hereby represents, warrants and covenants to the Company as of the date hereof, and as of the date of the Closing, as follows:

(a) Authority. This Agreement has been duly authorized, executed and delivered by the Placement Agent, and upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Placement Agent enforceable against it in accordance with its terms, except as may be limited by principles of public policy and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor’s rights from time to time in effect and subject to general equity principles.

(b) No Conflict. None of the execution or delivery of or performance by the Placement Agent under this Agreement or any other agreement or document entered into by the Placement Agent in connection herewith or the consummation of the transactions herein or therein contemplated conflicts with or violates, any agreement or other instrument to which the Placement Agent is a party or by which its assets may be bound, or its limited liability company agreement, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Placement Agent or any of its assets, except in each case as would not have a material adverse effect on the transactions contemplated hereby.

(c) Compliance with FINRA; Regulation D. The Placement Agent is a member in good standing of FINRA and is registered as a broker-dealer under the Exchange Act, and under the securities acts of each state into which it is making offers or sales of the Securities. The Placement Agent is in compliance with all applicable rules and regulations of the Commission and FINRA, except to the extent that such noncompliance would not have a material adverse effect on the transactions contemplated hereby. None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing (other than the Company or its affiliates or any person acting on its or their behalf, in respect of which no representation is made) has taken nor will take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506(b) of Regulation D or Section 4(a)(2) of the Securities Act, or knows of any reason why any such exemption would be otherwise unavailable to it.

(d) No Disqualification Event. Neither the Placement Agent nor any of the Placement Agents Related Persons (as defined below) are subject to any Disqualification Event as of the date hereof. The Placement Agent has exercised reasonable care to determine whether any Placement Agent Related Person is subject to such a Disqualification Event. As used herein, “Placement Agent Related Persons” means any predecessor of the relevant Placement Agent, any affiliated issuer, any director, executive officer, other officer of the Placement Agent participating in the Offering, any general partner or managing member of the Placement Agent, any beneficial owner of 20% or more of the Placement Agent’s outstanding voting equity securities, calculated on the basis of voting power, and any “promoter” (as defined in Rule 405 under the Securities Act) connected with the Placement Agent in any capacity. The Placement Agent agrees to promptly notify the Company in writing of (1) any Disqualification Event relating to any Placement Agent Related Person and (2) any event that would, with the passage of time, become a Disqualification Event relating to any Placement Agent Related Person.

Section 4. Reserved.

Section 5. Offering and Closing Procedures

(a) The Company shall cause to be delivered to the Placement Agent copies of the Offering Documents and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Securities Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Placement Agent and its agents and employees to use the Offering Documents in connection with the offering of the Securities until the earlier of (i) the Termination Date or (ii) the Closing, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Disclosure Package and the Offering Documents or to use any offering materials other than those contained in the Disclosure Package in connection with the issuance and sale of the Securities, unless the Company first provides the Placement Agent with notification of such information, representations or offering materials.

(b) The Company shall make available to the Placement Agent and its representatives such information, including, but not limited to, financial information, and other information regarding the Company (the “Information”), as may be reasonably requested in making a reasonable investigation of the Company and its affairs. The Company shall provide access to the officers, directors, employees, independent accountants, legal counsel and other advisors and consultants of the Placement Agent as shall be reasonably requested by the Placement Agent. The Company recognizes and agrees that the Placement Agent (i) will use and rely primarily on the Information and generally available information from recognized public sources in performing the services contemplated by this Agreement without independently verifying the Information or such other information, (ii) does not assume responsibility for the accuracy of the Information or such other information, and (iii) will not make an appraisal of any assets or liabilities owned or controlled by the Company or its market competitors.

(c) On or prior to the Closing, the Company shall deliver or cause to be delivered to the Placement Agent the following:

(i) a legal opinion of Manatt, Phelps, the Company’s counsel, dated the Closing Date and addressed to the Placement Agent, in form and substance reasonably acceptable to the Placement Agent;

(ii) at the time this Agreement is executed, the Placement Agent shall have received cold comfort letter from Weinberg & Company, P.A., the Company’s independent registered public account firm (the “Auditor”), containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained or incorporated or deemed incorporated by reference in the Disclosure Package, addressed to the Placement Agent and in form and substance satisfactory in all respects to the Placement Agent and to the Auditor.

(iii) on the Closing Date, the Placement Agent shall have received from the Auditor a letter, dated as of the Closing Date to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 5(d)(ii), except that the specified date referred to shall be a date not more than one (1) business day prior to the Closing Date.

(iv) a certificate of the chief executive officer and chief financial officer of the Company, dated as of the date of the Closing, to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein and in the Securities Purchase Agreement were and are accurate in all material respects, except for such changes as are contemplated by this Agreement and except as to representations and warranties that were expressly limited to a state of facts existing at a time prior to the Closing Date, and that, as of the Closing Date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed in all material respects.

(v) a certificate of the Secretary of the Company, dated as of the date of the Closing, certifying to the organizational documents, good standing in the province of : (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Board relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(e) If all of the conditions set forth elsewhere in this Agreement and in the Securities Purchase Agreement are fulfilled or, where legally permissible, waived by the applicable party, a Closing shall be held promptly with respect to the Securities sold in the Offering. Delivery of payment for the Securities will be made at the Closing against delivery of the Securities sold by the Company.

Section 6. Further Covenants of the Company.

The Company further covenants to and agrees with the Placement Agent as follows:

(a) Representations and Warranties True and Correct. Except upon prior written notice to the Placement Agent, the Company shall not, at any time prior to the Closing, knowingly take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of the date of the Closing (the “Closing Date”) with the same force and effect as if such representations and warranties had been made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks of an earlier date or time, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date or time, as applicable).

(b) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities or “Blue Sky” laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, pay such fees and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering. All such filings under applicable state securities or “Blue Sky” laws related to this Offering shall be prepared by the Company’s counsel at the Company’s expense, with copies of all filings to be promptly forwarded to the Placement Agent and its counsel. The Company shall comply with the Securities Act, all applicable state securities or “Blue Sky” laws and the rules and regulations thereunder in the states in which the Placement Agent may reasonably request with respect to the Offering so as to permit the continuance of the sales of the Securities, and will file or cause to be filed with the Commission no later than 15 days after the commencement of the sale of Securities, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all Notice of Sales of Securities on Form D and shall file all amendments thereto with the Commission as may be required. Copies of all Form D and all amendments thereto shall be provided to the Placement Agent.

(c) Amendments and Supplements to the Disclosure Package. If, at any time prior to the Closing, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the information or documents, or other information in the Disclosure Package in order to make the statements therein, in the light of the circumstances when the Disclosure Package is delivered to an Investor, not misleading, or if it is otherwise necessary to amend or supplement any portion of the Disclosure Package to comply with the Securities Act or any other applicable law, then the Company agrees to promptly prepare and furnish at its own expense to the Placement Agent, amendments or supplements to the Disclosure Package so that the statements therein as so amended or supplemented will not, in the light of the circumstances when the Disclosure Package is delivered to an Investor, be misleading or so that the Disclosure Package, as amended or supplemented, will comply with the Securities Act and other applicable law. Neither the Placement Agent’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under this Section 6(c). The Company agrees to furnish to the Placement Agent and counsel to the Placement Agent, without charge, as soon as available, as many copies of any amendments and supplements to the Disclosure Package as the Placement Agent or its counsel may request. The Company shall not at any time before the Closing prepare or use any amendment or supplement to the Disclosure Package with respect to which the Placement Agent has not been previously advised and furnished with a copy, or that is not in compliance with the Securities Act and other applicable law. As soon as the Company is advised thereof, the Company shall advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Disclosure Package, or the suspension of or exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its reasonable best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(d) Marketing. The Company shall participate, and cause its officers and representatives to participate, in the Offering as reasonably requested by the Placement Agent, including in the marketing of the Securities and meeting with prospective Investors, and afford prospective Investors the opportunity to conduct customary due diligence and make inquiries relevant to their investment decisions regarding the Securities.

(e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner to be described under the caption “Use of Proceeds” in the Offering Documents.

(f) Legends. The Company shall place a legend, upon conversion or exercise, as applicable, on certificates representing the Securities, that the offering, issuance, sale or resale of the securities evidenced thereby has not been registered under the Securities Act or applicable state securities or “Blue Sky” laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Securities Act and applicable state securities or “Blue Sky” laws.

(g) No Requirement to Register as an Investment Company. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(h) Compliance with Rule 502(d). The Company will exercise reasonable care to assure that no Investor is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act and, without limiting the foregoing, that such purchases will comply with Rule 502(d) under the Securities Act.

(i) Conduct of Business. The Company shall not, without the prior written consent of the Placement Agent, at any time prior to the earlier of the Closing or the Termination Date, except as contemplated by the Disclosure Package, (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Disclosure Package, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities, (iii) incur, outside the ordinary course of business, any material indebtedness or obligation, direct or contingent, (iv) dispose of any material assets, or (v) change its business or operations.

(j) No Stabilization or Manipulation. Neither the Company nor any of its officers, directors or Affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that caused or resulted in, or that might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(k) Additional Documents. In addition to the Offering Documents, the Company will execute and deliver any other customary agreements, documents, certificates and instruments as the Placement Agent or the Investors deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investor. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representation and warranties (together with any related disclosure schedules thereto) and applicable covenants set forth in the Transaction Documents to be executed and delivered by the Company at the Closing and any other agreements, documents, legal opinions, certificates and instruments executed and delivered by the Company or otherwise in connection with the Offering.

Section 7. Conditions to the Obligations of the Placement Agent.

The obligation of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder on and as of such dates, and to the satisfaction or, where legally permissible, the waiver, of each of the following additional conditions:

(a) Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of the Offering Documents, the Securities, and all other legal matters relating to the offering, issuance and sale, as applicable, of the Securities and the other transactions contemplated hereby and under the Offering Documents shall be reasonably satisfactory in all material respects to the Placement Agent; and the Company shall have furnished to the counsel to the Placement Agent, all documents and information that it may reasonably request to enable them to pass upon such matters, including a Secretary’s Certificate, if requested.

(b) Consents and Approvals. On or prior to the Closing Date, the Company shall have obtained all consents, waivers and approvals required to be obtained by the Company in connection with the consummation of the transactions contemplated hereby.

(c) Disclosure Package. The Disclosure Package did not, does not and, as of the date of any amendment or supplement thereto, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No order enjoining the Offering or the issuance and sale of the Securities shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the Company’s knowledge, threatened.

(d) No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and as of the Closing Date, there shall not have occurred any change, event or development resulting or that could reasonably be expected to result in a Material Adverse Effect, which, in the Placement Agent’s sole judgment, makes it impracticable or inadvisable to proceed with the Offering.

(e) Offering Documents. Each of the Offering Documents shall be in form and substance reasonably satisfactory to the Placement Agent and shall have been duly executed and delivered by the Company and the other parties thereto, and the Securities shall have been duly issued, executed (as applicable) and delivered by the Company.

(f) Certificate of Designation. The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware and become effective and the Company shall have delivered evidence of such filing and effectiveness to the Placement Agent in form and substance satisfactory to the Placement Agent.

(g) Placement Agent Compensation. The Cash Fee and Placement Agent Warrants and reimbursement of expenses calculated in the manner provided in Section 1(b) of this Agreement shall have been paid to the Placement Agent by wire transfer of immediately available funds to an account specified by the Placement Agent to the Company prior to the Closing.

(h) Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 1(b), Section 2, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 8. Indemnification and Contribution.

(a) Indemnification of the Placement Agent. In consideration of the Placement Agent’s execution and delivery of, and the performance of its obligations under, this Agreement, and in addition to all of the Company’s other obligations under the Offering Documents, the Company shall defend, indemnify and hold harmless the Placement Agent, each of its Affiliates, each Person, if any, who controls the Placement Agent or any of its Affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of its and its directors, officers, partners, members, shareholders, direct or indirect investors, employees, representatives and agents (including, without limitation, those attorneys and other agents retained by Placement Agent or any such other Person in connection with the transactions contemplated by this Agreement and the other Offering Documents) (collectively, the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”), from and against any and all claims, actions, causes of action, suits, proceedings (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), including, without limitation, any and all derivative actions brought on behalf of the Company or any majority or wholly owned subsidiary (each, a “Subsidiary”), and any and all civil, criminal or regulatory investigations, whether formal or informal, to which any Placement Agent Indemnified Party may become subject (irrespective of whether any such Placement Agent Indemnified Party is a party, threatened to be made a party, or a witness to the claim, action, cause of action, suit, proceeding or investigation for which indemnification hereunder is sought), and all damages, losses, liabilities and expenses (including the reasonable fees and expenses of counsel) incurred by any Placement Agent Indemnified Party (including, without limitation, in settlement of any claim, action, cause of action, suit, proceeding or investigation), in each case as incurred (collectively, a “Claim”), as a result of, or arising out of, or relating to (i) any misrepresentation, inaccuracy or breach of any representation or warranty made by the Company or any Subsidiary in this Agreement or in any of the other Offering Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in this Agreement or in any of the other Offering Documents, (iii) the execution, delivery, performance or enforcement of this Agreement or any of the other Offering Documents, (iv) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (v) any untrue statement or alleged untrue statement of a material fact contained in any SEC Document or in any Offering Document, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) the status of such Placement Agent Indemnified Party as a holder of any of the Securities, or as a party (or agent or attorney of such party) to this Agreement or any of the other Offering Documents, (vii) any act or failure to act by any Placement Agent Indemnified Party in connection with, or relating in any manner to, the Securities, the Offering or any of the transactions contemplated by this Agreement or any of the other Offering Documents, provided that the Company shall not be liable under this clause (vii) to the extent that a court of competent jurisdiction shall have determined by a final, non-appealable judgment that such claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense resulted from the gross negligence, bad faith or willful misconduct of such Placement Agent Indemnified Party; and to reimburse such Placement Agent Indemnified Party for any and all expenses (including the reasonable fees and disbursements of counsel chosen by such Placement Agent Indemnified Party) incurred by such Placement Agent Indemnified Party in connection with investigating, defending, settling, compromising or paying any such claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law as provided in Section 8(d).

(b) Notifications and Other Indemnification Procedures. Promptly after receipt by a Placement Agent Indemnified Party under this Section 8 of notice of the commencement of any action, such Placement Agent Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Section 8, notify the Company in writing of the commencement thereof, but the omission so to notify the Company will not relieve it from any liability that it may have to any Placement Agent Indemnified Party for contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any Placement Agent Indemnified Party and the such Placement Agent Indemnified Party seeks or intends to seek indemnity from the Company, the Company shall assume the defense thereof with counsel reasonably satisfactory to such Placement Agent Indemnified Party; provided, however, if the defendants in any such action include both the Placement Agent Indemnified Party and the Company, and the Placement Agent Indemnified Party shall have reasonably concluded on the advice of its counsel that a conflict may arise between the positions of the Company and the Placement Agent Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Placement Agent Indemnified Parties that are different from or additional to those available to the Company, such Placement Agent Indemnified Party or Placement Agent Indemnified Parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Placement Agent Indemnified Party or Placement Agent Indemnified Parties. Upon receipt of notice from the Company to the Placement Agent Indemnified Party of the Company’s assumption the defense of such action and approval by such Placement Agent Indemnified Party of counsel, the Company will not be liable to such Placement Agent Indemnified Party under this Section 8 for any legal or other expenses subsequently incurred by such Placement Agent Indemnified Party in connection with the defense thereof unless: (i) the Placement Agent Indemnified Party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the Company), representing the Placement Agent Indemnified Parties who are parties to such action; (ii) the Company shall not have employed counsel satisfactory to the Placement Agent Indemnified Party to represent the Placement Agent Indemnified Party within a reasonable time after notice of commencement of the action; or (iii) the Company has authorized the employment of counsel for the Placement Agent Indemnified Party at the expense of the Company, in each of which cases the fees and expenses of counsel shall be at the expense of the Company.

(c) Settlements. The Company shall not be liable under this Section 8 for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably conditioned, withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the applicable Placement Agent Indemnified Party or Placement Agent Indemnified Parties against any claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense by reason of such settlement or judgment. The Company shall not, without the prior written consent of the Placement Agent Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Placement Agent Indemnified Party is or could have been a party and indemnity was or could have been sought hereunder by such Placement Agent Indemnified Party, unless such settlement, compromise or consent includes: (i) an unconditional release of such Placement Agent Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Placement Agent Indemnified Party.

(d) Contribution. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless a Placement Agent Indemnified Party under Section 8(a) above in respect of any claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense, then the Company shall contribute to the aggregate amount paid or payable by such Placement Agent Indemnified Party in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and such Placement Agent Indemnified Party, on the other, from the Offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then the Company shall contribute to such amount paid or payable by such Placement Agent Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and such Placement Agent Indemnified Party, on the other, in connection with the actions or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission.

The Company and Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by a Placement Agent Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party in connection with investigating or defending any such claim, action, cause of action, suit, proceeding or investigation. Notwithstanding the provisions of this subsection (d): (i) the Placement Agent shall not be required to contribute any amount in excess of the amount of the Cash Fee actually received by Placement Agent pursuant to this Agreement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which a Placement Agent Indemnified Party is entitled to indemnification or contribution under this Section 8 shall be paid by the Company to the Placement Agent Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than fifteen (15) days of invoice to the Company.

(f) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Disclosure Package.

Section 9. Representations and Indemnities to Survive Delivery.

The respective indemnities, agreements, representations, warranties and other statements of the Company or any of its Subsidiaries set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of: (i) any investigation made by or on behalf of any Placement Agent Indemnified Party or any of their respective representatives or agents; (ii) acceptance of any Securities and payment therefor; and (iii) any termination of this Agreement or expiration of the Offering Period. A successor to any Placement Agent Indemnified Party shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in Section 8.

Section 10. Notices.

All communications hereunder shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by electronic mail transmission and confirmed and shall be deemed given when so delivered and confirmed or if mailed, two (2) days after such mailing as follows:

If to Placement Agent:

ThinkEquity LLC
17 State Street, 41st Floor
New York, NY 10004
Attn: Head of Investment Banking
Email: Notices@think-equity.com

With a copy to (which copy shall not constitute notice):

Sichenzia Ross Ference Carmel LLP
1185 Avenue of the Americas, 31st Floor New York, NY 10036
Attention: Mr. Barrett DiPaolo
Email: bdipaolo@srfc.law

If to the Company:

Perfect Moment Ltd. 307 Canalot Studios 222 Kensal Road Attention: Max Gottschalk Email: Max@perfectmoment.com

With a copy to (which copy shall not constitute notice):

Manatt, Phelps & Phillips LLP 695 Town Center Drive, 14th Floor Costa Mesa, CA 92626 Attn: Thomas J. Poletti Email: TPoletti@manatt.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 11. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the Placement Agent Indemnified Parties (or any of their respective successors) referred to in Section 8, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder.

Section 12. Partial Unenforceability.

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13. Governing Law Provisions.

(a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

(b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in New York, New York, or the courts of the State of New York in each case located in the Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PLACEMENT AGENT AND THE COMPANY HEREBY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE OFFERING).

Section 14. General Provisions.

As used in this Agreement, “$” refers to U.S. dollars.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to this Offering. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

PERFECT MOMENT LTD..

By:	/s/ Max Gottschalk
Name:	Max Gottschalk
Title:	Chairman

The foregoing Placement Agency Agreement is hereby confirmed and accepted by the Placement Agent as of the date first above written.

THINKEQUITY LLC

By:	/s/ Eric Lord
Name:	Eric Lord
Title:	Head of Investment Banking

[Signature Page to Placement Agency Agreement]

EXHIBIT A

Form of Placement Agent Warrant